Exhibit 32.02
                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Capital Bank Corporation (the "Company") on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard W. Edwards, Executive Vice President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                         /s/ Richard W. Edwards
                                                         ----------------------
                                                         Richard W. Edwards
                                                         Chief Financial Officer

                                                         April 28, 2005
                                                         -----------------
                                                         Date


This Certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Report, irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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